Cincinnati Bell Inc. Investor Meeting June 16, 2005 Exhibit 99.1

Agenda Strategy Overview Jack Cassidy, President and Chief Executive Officer Operations Update Neil Heslop, General Manager - Wireless Services Ann Crable, General Manager - Local Services Kevin Sullivan, General Manager - Data and Internet Services Financial Update Brian Ross, Chief Financial Officer Closing Remarks Question & Answer

"Safe Harbor" Statement Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words "believes," "anticipates," "plans," "intends," "expects," "will," or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including but not limited to, Cincinnati Bell's ability to maintain its market position in communications services, including wireless, wireline and internet services; general economic trends affecting the purchase or supply of communication services; world and national events that may affect the ability to provide services; changes in the regulatory environment; any rulings, orders or decrees that may be issued by any court or arbitrator; restrictions imposed under various credit facilities and debt instruments; work stoppages caused by labor disputes; adjustments resulting from year-end audit procedures; and Cincinnati Bell's ability to develop and launch new products and services. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Forms 8-K. The forward-looking statements included in this presentation represent estimates as of the date on the first slide. It is anticipated that subsequent events and developments will cause estimates to change.

Strategy Overview Jack Cassidy President and Chief Executive Officer

Key Points Results clearly demonstrate consistent execution and sustainability of performance Wireless is on track for success Subscriber trends indicate that bundling is an effective competitive tactic Free cash flow is strong and stable; yield provides attractive return to shareholder

Strategy Overview De-lever Return value to shareholders Grow Invest wisely to drive growth Defend Generate free cash flow

Free Cash Flow Net Debt Reduce Net Debt Dollars in millions 2000 2001 2002 2003 2004 Net Debt 2904 3240 2928 2262 2112 2000 2001 2002 2003 2004 $2,904 $3,240 $2,928 $2,262 $2,112 2000 2001 2002 2003 2004 Free Cash Flow -743 -311 3 92 167 $(743) $(311) $3 $92 $167 2000 2002 2003 2004 2001 Financial condition stabilized

Defend Core Franchise Defend Core Franchise

Bundling Progress Leverage our "right to win" Nearly doubled super bundle subscriber rates last year Super bundle penetration grew to 23 percent of in- territory households in 1Q05 2000 2001 2002 2003 2004 1Q05 Super Bundle 10 24 30 71 123 137 Super Bundle Subscriber Growth (000s)

Growth Opportunities Data Center "smart build" investment IPTV initiative

Source: Company reports. Includes local, DSL and long distance revenue for all companies. SBC VZ AT BLS CBB Wireline Revenue per Access Line 4Q03 179 182 199 204 217 1Q05 Wireline Revenue Per Access Line Revenue per Access Line No. 1 ranking among diversified telcos

Source: Company reports SBC VZ BLS AT CBB Operating Margin 0.11 0.137 0.242 0.361 0.367 1Q05 LEC Operating Margin LEC Operating Margin Far better than RBOCs and higher than subsidized AllTel

Source: Company reports; SBC and BLS include proportionate shares of Cingular SBC CZN FON BLS VZ CTL AT CBB Operating Margin 0.286 0.317 0.359 0.361 0.365 0.377 0.434 0.585 2004 Consolidated EBITDA/Net PP&E Return on Network Capital By far the best EBITDA per $ of Net PP&E

Source: Company reports; includes In-territory and out-of-territory lines. VZ SBC BLS AT CBB Access Line Decline -0.051 -0.044 -0.039 -0.034 -0.021 1Q05 Access Lines Access Line Defense Best among diversified telcos

YTD Adds (%) Total Penetration (%) CBB 1.22 13.88 SBC 1.06 9.74 BLS 1.19 9.21 CZN 1.42 9.18 AT 1.4 8.1 VZ 0.84 6.76 Q 0.67 6.63 FON 0.8 6.4 CTL 1.4 6.2 Source: Company reports 1Q05 DSL Penetration Highest total DSL penetration with strong incremental growth

Source: Company reports BLS Q VZ SBC CTL FON AT CBB LD Penetration of total access lines 0.29 0.3 0.35 0.42 0.48 0.55 0.57 0.59 1Q05 Total Long Distance Penetration Long Distance Penetration Leader in total long distance penetration; consumer penetration is 77%

Source: 2004 Cincinnati Bell market share study. Represents share of households. Tmob FON Cing VZ CBB Wireless Market Share 0.07 0.08 0.11 0.3 0.35 Estimated Cincinnati Market Share Wireless Market Share Cincinnati Bell leads in wireless market share

Company data, 1Q05, percents do not equal 100 due to eliminations Diverse Revenue Base Consumer Local revenue is less than a third of total revenue Consumer Business Carrier 1Q05 0.5023 0.3879 0.124 Consumer Local All Other 1Q05 0.2976 0.7024 Total = $288.6 million Total = $288.6 million

Large Enterprise Customers

1Q05 Highlights 1Q04 1Q05 Revenue 302 306 1Q04 1Q05 EBITDA 119 126 1Q04 1Q05 Free Cash Flow 45 57 Revenue $302 $306* EBITDA $119 $126* Free Cash Flow $45 $57* Solid First-Quarter Performance Revenue up 1 percent EBITDA up 6 percent Free Cash Flow up 26 percent *1Q05 adjusted results

Operations Update Neil Heslop General Manager, Wireless Services

Wireless in 2005 Wireless in 2005 Cincinnati Bell is the Market Leader in Wireless Innovative prepaid offering Robust postpaid base Strong data growth Solid cash flow contributor

i wireless Cool lifestyle brand Broad local distribution Heavy data usage Efficient profit generator

Postpaid Churn 1999 2000 2001 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05E Postpaid Churn 0.0143 0.0142 0.0156 0.0173 0.0181 0.0184 0.0195 0.0368 0.0278 0.0264 0.023 Low historical churn Churn spiked due to GSM "teething" problems Improvement in recent quarters expected to continue

Network Quality May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr MOU/Drop 137.4 91 87.7 91.2 114 131.9 138.5 148 144.8 144.6 149 148.5 MOU/Drop shows network degradation and recovery Added 70 cell sites in 2004; will add similar number in 2005 Network study proves that we have the best network

Network Migration TDMA GSM 1Q04 441.2 44.8 TDMA GSM 1Q05 165 296 1Q04 2Q05E GSM subs GSM subs TDMA subs TDMA subs GSM Growing Rapidly

Postpaid Momentum Cincinnati's #1 wireless provider keeps getting better. Best network in Cincinnati More cool phones Unmatchable local value

Operations Update Ann Crable General Manager, Local Services

Coverage Areas ILEC and CLEC operations 960,000 access lines: 97% in-territory 3% out-of-territory Robust mix of consumer and business lines: 68% consumer 32% business Cincinnati Bell Telephone

Revenue Stability Consumer and business stable - carrier growing Company data, Local segment. 1Q04 2Q04 3Q04 4Q04 1Q05 Consumer 85.455 85.921 86.891 85.474 85.894 Business 71.575 70.198 68.76 70.49 68.64 Carrier 31.846 32.156 32.275 32.627 33.498 Net Revenue 190.9 189.7 190.4 190.8 190.2 $ mil

In-territory decline 40,100 DSL adds 30,200 DSL, out-of-territory gains offset in-territory decline Source: Company reports for 1Q05 vs. 1Q04 Out-of-territory adds 19,000 Net increase of 9,100 total lines customers Total Lines to Customers

Total Lines to Customers Company data Stability over time (000s) 1Q04 2Q04 3Q04 4Q04 1Q05 In-Territory 969.3 959.9 952.1 939.8 929.2 Out-of-Territory 11.6 19.5 26.4 30.3 30.7 DSL 110.4 117.4 122.8 130.8 140.6

Defending the Core Franchise 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 Custom Connections Penetration 0.1135 0.1445 0.1641 0.1825 0.2035 0.2275 Super Bundle* Penetration *Combinations of local, long distance, wireless and/or DSL services on single bill Bundling leverages our right to win and is key to our success

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 Revenue Per Household 72.31 74.31 73.97 73.39 74.33 74.6 76.69 77.02 77.73 4% Year-over-year growth In-territory measure; includes local, long distance, Internet and wireless revenue 5% 5% Revenue per Household Bundle-driven penetration increases Revenue per Household

Ahead of the Competition

Action Launch proactive competitive campaign Set up dedicated Save Desk Establish and empower Winback team Results Using bundling to "immunize" base Saving 70% of those calling to switch Winning back double-digit percent of those who leave Playing offense and defense... Ahead of the Competition

Competing Effectively

Mason and Lebanon (Cincinnati suburbs): Sprint territory; mostly facilities based Middletown: SBC territory; UNE-L Greater Dayton area: SBC territory; transitioning from UNE-P to UNE-L in 2005 CLEC Leverages Wireless

Out-of-Territory Access Lines 1Q04 2Q04 3Q04 4Q04 1Q05 Out-of-territory 11600 19500 26400 30300 30700 Company data, March 2005. Out-of-territory expansion continues

Out-of-Territory Access Lines 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 (e) 3Q05 (e) 4Q05 (e) UNE-P 798 6558 10542 12683 12309 6500 2000 2000 UNE-L 1499 3243 5548 6699 7115 14779 25871 32509 Facilities 9287 9627 10359 10910 11226 11222 11692 12016 (e) = Estimate Conversion to UNE-L progressing rapidly

Operations Update Kevin Sullivan General Manager, Data and Internet

DSL Subscriber Growth 1998 1999 2000 2001 2002 2003 2004 1Q05 2Q05E DSL 2 15 40 61 75 100 131 141 145 Company data, March 2005. (000s) More than 80 percent of activations in 1Q05 came through the bundle

YTD Adds (%) Total Penetration (%) CBB 1.22 13.88 SBC 1.06 9.74 BLS 1.19 9.21 CZN 1.42 9.18 AT 1.4 8.1 VZ 0.84 6.76 Q 0.67 6.63 FON 0.8 6.4 CTL 1.4 6.2 Source: Company reports 1Q05 DSL Penetration Highest total DSL penetration with strong incremental growth

Enhanced DSL Content "Zoomtown Plus" add-on provides more than $50 of premium content for additional $10 per month Value-added content scores with customers

Get Unleashed!

IPTV Initiative Set Top Box 2+ Modem ADSL2+ DSLAM Central Office or Remote Site Distributed through the existing copper Cincinnati Bell will deliver entertainment to the home

IPTV - Key Issues Market size is approximately $350 million in Cincinnati Preliminary market research indicates propensity to buy video from Cincinnati Bell Content discussions underway now Delayed roll-out from vendors pushes trial to 1H06 With successful trial, commercial rollout 2H06

Financial Update Brian Ross Chief Financial Officer

2003 revenue excludes the Broadband segment. 2003A $33 of decrease due to CBTS asset sale $1,207 Low single digit decline 2004A 2005E $1,256 In millions Approx. $44 of decrease due to asset sales and Cingular roaming Revenue Trend and Guidance Impacted by strategic asset sales and roaming

1Q04 Decrease due to asset sales and Cingular roaming $18 1Q05 $302 In millions Revenue Results Impacted by strategic asset sales and roaming 1% increase in revenue after normalizing $289 $306 (As reported) (Adjusted)

See end of presentation for non-GAAP reconciliation 2003A $23 of decrease due increase in customer acquisition expense $498 ~$480-$490 2004A 2005E $523 In millions Approx. $20 of decrease due to increase in non- cash labor expense EBITDA Trend and Guidance Impacted by customer acquisition expense and non-cash labor expense

See end of presentation for non-GAAP reconciliation 1Q04 Increase in non-cash post-retirement medical expenses $5 1Q05 $119 In millions EBITDA Results Impacted by non-cash labor expense 6% increase in EBITDA after normalizing $121 $126 (As reported) (Adjusted)

2003A $83 of increase due to lower financing fees $167 ~$145 2004A 2005E $92 In millions $21 of decrease due to higher financing fees Free Cash Flow Trend and Guidance Impacted by financing fees

1Q04 Financing fees and additional interest payment $44 1Q05 $45 In millions Free Cash Flow Results 1Q05 impacted by financing fees 26% increase in FCF after normalizing $14 $57 (As Reported) (Adjusted)

Track Record of Cost Reduction 2001 2002 2003 2004 2005 Converged Wireline and Wireless Converged Internet Division Purchasing Efficiencies Long Distance Switch Business Transformation Consistent timeline of estimated annual savings ~$25 million ~$15 million ~$15 million ~$20 million $20 million to $25 million

Field force automation Customer care automation Simplified offers; Simplified billing; e-billing Expect cost savings of $20 to $25 million by the end of 2006 Business Transformation Fundamentally redesign business to reduce operating expenses; support with IT investment

Improved dispatch system Plus Wireless terminals for technicians Equals Reduced FTE requirement Field Force Automation

Union Contract New contract reduces rate of wage increase 2002-2005 2005-2008 Basic Wage Increase 0.0404 0.025 Average Annual Wage Increase

Refinancing Plan Completed first stage in February 2005 Expect to refinance 16% Notes in 1Q 2006 Expect annualized free cash flow benefit* of $20 million to $30 million 2005E cash interest - 16% Notes ~ $45 million Estimated annualized interest - replacement debt ~ $21 million Estimated annualized free cash flow benefit* ~ $24 million *Assumes 5% interest rate on approximately $425 million, representing an 8% premium on accreted value of 16% Notes as of 3/31/06. Does not include impact of financing fees.

$437 million $0 Bank Debt New Bonds Bank Debt before Refinancing Refinancing Plan - Stage 1 1Q05

Refinancing Plan - Stage 1 Bank Debt New Bonds 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 110 350 45 43.9 Bank Debt after Refinancing Using swaps, interest on New Bonds is approximately equal to interest on Bank Debt $110 million $350 million 1Q05

Bank Debt 16% Notes 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 0 425 45 43.9 Bank Debt before extinguishment Assumes 8% premium on accreted value of 16% Notes as of 3/31/06; excludes financing fees $425 million $0 Refinancing Plan - Stage 2 1Q06

Bank Debt 16% Notes 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 425 0 45 43.9 Refinancing Plan - Stage 2 Bank Debt after extinguishment $425 million $0 1Q06 Projected interest rate on Bank Debt of approximately 5%

High-quality institutions within bank group Agreement on preliminary terms of credit facility up to $500M Credit market almost always available Near-Zero Execution Risk

Strategic Alternatives De-lever Dividend Excess Cash to Shareholders Common Share Buyback Invest in New Products or Acquire Assets

BLS VZ AT SBC CBB FCF Yield 0.0623 0.0669 0.0707 0.0733 0.1433 2005 cash flow estimates from Deutsche Bank 2.28.05; closing prices 6.10.05 CBB yield = 2005 FCF guidance (~$145 million)/market capitalization Strong Free Cash Flow Yield Comparably high yield supported by strong and sustainable free cash flow

Closing Remarks Jack Cassidy President and Chief Executive Officer

Key Points Results clearly demonstrate consistent execution and sustainability of performance Wireless is on track for success Subscriber trends indicate that bundling is an effective competitive tactic Free cash flow is strong and stable; yield provides attractive return to shareholder

Non-GAAP Financial Measures The company has presented certain information regarding cash flow in the preceding discussion because the company believes cash flow provides a useful measure of a company's operational performance, liquidity and financial health. Cash flow is defined by the company as SFAS 95-defined cash provided by (used in) operating, financing and investing activities, less changes in restricted cash in operating activities, issuance and repayment of long-term debt in financing activities, short-term borrowings (repayments) in financing activities and proceeds from the sale of discontinued operations and assets in investing activities. Cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with cash flow as defined by other companies. A detailed reconciliation of the company's cash flow to comparable GAAP financial measures is posted on the company's website at www.cincinnatibell.com, under the Investor Relations tab. The company has presented certain information regarding EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) because the company believes EBITDA is provides a useful measure of the company's operational performance. EBITDA is defined by the company as GAAP Operating Income plus depreciation, amortization, restructuring charges, asset impairments and other special items. EBITDA should not be considered as an alternative to comparable GAAP measures of profitability. A detailed reconciliation of the company's EBITDA to comparable GAAP financial measures is provided in this presentation. These non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. They are presented because Cincinnati Bell Inc. management uses this information when evaluating the company's results of operations and cash flow and believes that this information provides the users of the financial statements with additional and useful comparisons of the company's current results of operations and cash flows with past and future periods.

Non-GAAP Reconciliation

Non-GAAP Reconciliation